UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 3, 2003

EDUCATION FUNDING CAPITAL TRUST – I

(ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-102245	45-6117459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Fifth Third Bank

MD10AT60

38 Fountain Square Plaza

Cincinnati, Ohio 45263

(Address of Principal Executive Offices)

Registrant’s Telephone Number:    (513) 534-7949

Exhibit Index appears on Page 3

Item 5.    Other Events and Regulation FD Disclosure.

Pursuant to the Indenture of Trust dated as of May 1, 2002, as supplemented by the 2002 Series A1 & B1 Supplemental Indenture of Trust dated as of February 27, 2003 (collectively, the “Indenture”) among Education Funding Capital Trust – I (the “Issuer”), Fifth Third Bank, as Indenture Trustee (the “Indenture Trustee”) and Fifth Third Bank, as eligible lender trustee for the Issuer (the “Eligible Lender Trustee”), the Indenture Trustee made available to noteholders the statement required by the Indenture, which statement is being filed as Exhibit 99.1 to this Form 8-K, and in accordance with the Indenture, the Indenture Trustee was required to make distributions to the holders of the Issuer’s Auction Rate Education Loan Backed Notes Series 2002 A1-2, A1-3, A1-5, A1-6, A1-10, A1-11, A1-12, and B1-1.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description of Document

99.1	Statement to Noteholders August 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Cincinnati, State of Ohio, on September 15, 2003.

FIFTH THIRD BANK, not in its individual capacity but solely as Co-Owner Trustee for
EDUCATION FUNDING CAPITAL TRUST–I

By:	/S/ CHRISTINE M. SCHAUB
Christine M. Schaub
Vice President

Exhibit Index appears on Page 3

Exhibit Index

Exhibit No.	Description of Document

99.1	Statement to Noteholders August 31, 2003